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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                 --------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          AUGUST 14, 2000
                                                  ------------------------------



                          InSight Health Services Corp.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Delaware                               0-28622              33-0702770
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(STATE OR OTHER JURISDICTION         (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)        IDENTIFICATION NO.)



          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



                                 (949) 476-0733
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

          The financial statements of Wilkes-Barre Imaging, a New York general partnership ("Wilkes-Barre") required by this item are attached as
          Exhibit 99.1 (a).

(b)  Pro forma financial information (unaudited).

          The unaudited pro forma combined condensed financial statements presented reflect the acquisition of substantially all of the assets of Wilkes-Barre by InSight Health Services Corp. ("Registrant") through its wholly owned subsidiary, InSight Health Corp. The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

          The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of March 31, 2000 and is presented as if the acquisition had been consummated at that date. The unaudited pro forma combined condensed consolidated statements of income are based on the historical statements of income of each of Registrant and Wilkes-Barre for the nine months ended March 31, 2000, and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1999, and for the year ended June 30, 1999, and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1998.

          Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustments in the unaudited pro forma combined condensed consolidated statements of income.

(c)  Exhibits.

          99.1(a) Financial Statements of Wilkes-Barre Imaging (filed herewith).

          99.1(b) Unaudited Pro Forma Combined Condensed Financial Statements of
                  InSight Health Services Corp. (filed herewith).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:  August 14, 2000

                                       INSIGHT HEALTH SERVICES CORP.




                                       BY:   /s/  Thomas V. Croal
                                          -------------------------------------
                                           Thomas V. Croal
                                           Executive Vice President and
                                           Chief Financial Officer




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                                  EXHIBIT INDEX



EXHIBIT NO.         DOCUMENT DESCRIPTION

    99.1(a) Financial Statements of Wilkes-Barre Imaging (filed herewith).

    99.1(b) Unaudited Pro Forma Combined Condensed Financial Statements of InSight Health Services Corp. (filed herewith).



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